UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  July 27, 2007
                                                       -------------------------

                         PREMIERE GLOBAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                         000-27778                      59-3074176
--------------------------------------------------------------------------------
                 (Commission File Number)    (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)

                                  404-262-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On July 27, 2007, the Compensation Committee of the Board of Directors of Premiere Global Services, Inc. approved discretionary bonuses for each of Theodore P. Schrafft, our President; T. Lee Provow, our President, Global Operations; and Michael E. Havener, our Chief Financial Officer, for the second quarter of 2007 in the following amounts: $31,500; $5,788 and $10,000, respectively. These discretionary bonus amounts are in addition to the actual bonus amounts achieved under the bonus criteria previously approved by the Compensation Committee and described in our current report on Form 8-K dated January 22, 2007. The discretionary bonus amounts are intended to take into account the deduction of the following non-recurring items from pre-tax income targets, which represent 35%, 15% and 50% of the value of bonus awards to Messrs. Schrafft, Provow and Havener, respectively, and which were not anticipated at the time the original bonus criteria were established: (1) interest expense associated with borrowings under our credit facility to fund our recent tender offer; (2) restructuring costs; and (3) proxy costs related to our recently settled proxy contest. Even after including both the actual bonus amounts achieved plus these discretionary bonus amounts, none of these executive officers achieved the maximum amount of their target quarterly bonus opportunity for the second quarter of 2007.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIERE GLOBAL SERVICES, INC.


Date:    July 31, 2007              By:  /s/ L. Scott Askins
                                         ---------------------------------------
                                         L. Scott Askins
                                         Senior Vice President - Legal,
                                         General Counsel and Secretary